DIREXION FUNDS

Supplement dated November 2, 2015
to the Statements of Additional Information ("SAIs")
for each series of the Direxion Funds (the "Trust")

On October 26, 2015, Brian Jacobs ("Mr. Jacobs") resigned his position as President of the Trust effective immediately. Accordingly, all references to Mr. Jacobs are hereby removed from the Trust's SAIs.

For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with the SAIs.